Exhibit 99.1
NEWS RELEASE
800 Cabin Hill Drive, Greensburg, PA 15601-1650

Media contact:	Investor contact:
David Neurohr	Max Kuniansky
Director, External Communications	Executive Director, Investor Relations
Phone: (724) 838-6020	and Corporate Communications
Media Hotline: 1-888-233-3583	Phone: (724) 838-6895
E-mail: dneuroh@alleghenyenergy.com	E-mail: mkunian@alleghenyenergy.com
FOR IMMEDIATE RELEASE
Allegheny Energy Reports Second Quarter 2008 Results
GREENSBURG, Pa., July 30, 2008 — Allegheny Energy, Inc. (NYSE: AYE) today reported financial results for the three months and six months ended June 30, 2008.

	$ millions		Per share
	2008	2007	2008	2007
Three Months Ended June 30
Consolidated net income-GAAP	$154.1	$77.0	$0.91	$0.45
Adjusted net income	76.5	77.0	0.45	0.45

Six Months Ended June 30
Consolidated net income-GAAP	$290.3	$186.8	$1.71	$1.10
Adjusted net income	212.7	186.8	1.25	1.10
Adjusted net income for the second quarter of 2008 excludes unrealized gains of $196.6 million associated with an increase in the fair value of financial transmission rights, partially offset by $56.2 million of unrealized losses related to the mark-to-market effect of power hedges and a $13.1 million unrealized loss associated with hedges of a natural gas transportation contract. All of these unrealized gains and losses relate to effective economic hedges that do not qualify for hedge accounting. There were no adjustments to net income for the second quarter of 2007.
“We benefited from higher market prices and increased generation rates in the second quarter. However, these factors were offset by increased coal costs and lower generation output,” said Paul J. Evanson, Chairman, President and Chief Executive Officer of Allegheny Energy. “The outlook for continued growth in 2008 and beyond remains strong. Transmission expansion and the transition to market-based rates will remain key drivers of long-term earnings growth.”

Second Quarter Consolidated Results
Adjusted net income for the second quarter of 2008 decreased by $0.5 million compared with the same period in 2007. Key factors contributing to the results include:
•	Adjusted operating revenues decreased by $0.3 million compared to the second quarter of 2007, reflecting decreased generation output, primarily offset by higher market prices for power and higher generation rates.

•	Fuel expense increased by $13.9 million due to higher costs for coal partially offset by lower gas costs.

•	Purchased power and transmission expense decreased by $9.2 million, primarily due to the expiration of an Ohio power sales contract in place during 2007.

•	Deferred energy costs increased expenses by $9.4 million due to fuel and energy cost recovery clauses in West Virginia and Maryland.

•	Operations and maintenance expense decreased by $0.6 million due to lower special maintenance expenses at power plants, partially offset by higher storm-related costs.

•	Taxes other than income taxes increased by $4.0 million due to a favorable state tax settlement in 2007 and increased gross receipts tax in Pennsylvania.

•	Interest expense decreased by $4.5 million due to an increase in capitalized interest and lower interest rates.

•	Adjusted income taxes decreased by $12.8 million, largely due to a change in the effective tax rate and lower pre-tax income.
Adjusted EBITDA for the second quarter of 2008 was $244.1 million, a decrease of $19.7 million compared to the same quarter of the prior year. EBITDA and adjusted EBITDA are non-GAAP financial measures. Details on the calculation of these figures and a reconciliation of EBITDA to net income are attached to this release.

Second Quarter Segment Results
Three Months Ended June 30
($ millions)

	2008	2007
Generation and Marketing:
Net income — GAAP	$149.6	$43.6
Adjusted net income	72.0	43.6

Delivery and Services:
Net income — GAAP	$4.5	$33.4
Adjusted net income	4.5	33.4
Adjusted net income for the Generation and Marketing segment in the second quarter of 2008 excludes the unrealized gains and losses previously discussed. There were no adjustments in the Delivery and Services segment for the second quarter of 2008, or in either segment for the second quarter of 2007.
Generation and Marketing: Adjusted net income for the quarter increased $28.4 million compared to the same period a year earlier. Key factors contributing to the improved results were increased market prices, higher generation rates, lower O&M expenses and lower interest expense. These benefits were partially offset by lower generation output, higher coal costs and higher income taxes.
Delivery and Services: Adjusted net income for the quarter decreased by $28.9 million compared to the same quarter of the prior year. Key factors contributing to the results were higher costs for purchasing power to serve Virginia customers, decreased rates in West Virginia, and higher storm-related costs. These increased costs were partially offset by revenues from transmission expansion projects and lower income taxes.
Six-Month Segment Results
Six Months Ended June 30
($ millions)

	2008	2007
Generation and Marketing:
Net income — GAAP	$252.1	$107.9
Adjusted net income	174.5	107.9

Delivery and Services:
Net income- GAAP	$38.2	$78.9
Adjusted net income	38.2	78.9
Adjusted net income for the Generation and Marketing segment in the six-month period of 2008 excludes the unrealized gains and losses previously discussed. There were no adjustments in the Delivery and Services segment for the six-month period of 2008, or in either segment for the six-month period of 2007.

Reconciliation of Non-GAAP Financial Measures
This news release and the attached tables include non-GAAP financial measures as defined in the Securities and Exchange Commission’s Regulation G. Where noted, we present financial information on an adjusted basis to exclude the effect of certain items as described herein. By presenting adjusted results, management intends to provide investors with a more complete understanding of the core results and underlying trends from which to consider past performance and prospects for the future. We also present EBITDA as an additional measure of our operating performance.
Users of this financial information should consider the types of events and transactions for which adjustments have been made. Neither the adjusted information, nor EBITDA, should be considered in isolation or viewed as substitutes for, or superior to, net income or other data prepared in accordance with GAAP as measures of our operating performance or liquidity. In addition, neither the adjusted information, nor EBITDA, is necessarily comparable to similarly titled measures provided by other companies.
Pursuant to the requirements of Regulation G, we have attached tables that reconcile non-GAAP financial measures, including those presented in this release, to the most directly comparable GAAP measures.
Investor Conference Call
Allegheny Energy will discuss these results in a live Internet broadcast at 8:30 a.m. Eastern Daylight Time on Thursday, July 31, 2008. To listen to the broadcast, visit www.alleghenyenergy.com. A taped replay will be available after the live broadcast.
Allegheny Energy
Headquartered in Greensburg, Pa., Allegheny Energy is an investor-owned electric utility with total annual revenues of over $3 billion and more than 4,000 employees. The company owns and operates generating facilities and delivers low-cost, reliable electric service to 1.6 million customers in Pennsylvania, West Virginia, Maryland and Virginia. For more information, visit our Web site at www.alleghenyenergy.com.
Forward-Looking Statements
In addition to historical information, this release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These include statements with respect to: rate regulation and the status of retail generation service supply competition in states served by Allegheny Energy’s distribution business, Allegheny Power; financing plans; demand for energy and the cost and availability of raw materials, including coal; provider-of-last-resort and power supply contracts; results of litigation; results of operations; internal controls and procedures; capital expenditures; status and condition of plants and equipment; capacity purchase commitments; regulatory matters; and accounting issues. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Actual results have varied materially and unpredictably from past expectations. Factors that could cause actual results to differ materially include, among others, the following: plant performance and unplanned outages; changes in the price of power and fuel for electric generation; general economic and business conditions; changes in access to capital markets; complications or other factors that render it difficult or impossible to obtain necessary lender consents or regulatory authorizations on a timely basis; environmental regulations; the results of regulatory proceedings, including proceedings related to rates; changes in industry capacity, development and other activities by Allegheny Energy’s competitors; changes in the weather and other natural phenomena; changes in customer switching behavior and their resulting effects on existing and future load requirements; changes in the underlying inputs and assumptions, including market conditions used to estimate the fair values of commodity contracts; changes in laws and regulations applicable to Allegheny Energy, its markets or its activities; the loss of any significant customers or suppliers; dependence on other electric transmission and gas transportation systems and their constraints or availability; changes in PJM, including changes to participant rules and tariffs; the effect of accounting policies issued periodically by accounting standard-setting bodies; and the continuing effects of global instability, terrorism and war. Additional risks and uncertainties are identified and discussed in Allegheny Energy’s reports filed with the Securities and Exchange Commission.
-###-

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands, except per share amounts)	2008	2007	2008	2007
Operating revenues	$953,500	$826,482	$1,828,526	$1,674,107
Operating expenses:
Fuel	245,252	231,330	495,078	463,555
Purchased power and transmission	97,207	106,407	194,587	199,673
Deferred energy costs, net	1,103	(8,245)	(9,351)	(9,700)
Operations and maintenance	189,931	190,514	358,631	351,058
Depreciation and amortization	68,794	70,726	139,083	142,707
Taxes other than income taxes	52,879	48,868	105,318	104,758

Total operating expenses	655,166	639,600	1,283,346	1,252,051

Operating income	298,334	186,882	545,180	422,056
Other income (expense), net	4,661	6,905	10,870	12,767
Interest expense and preferred dividends of subsidiary	58,704	63,212	117,135	122,741

Income before income taxes and minority interest	244,291	130,575	438,915	312,082
Income tax expense	89,820	52,878	148,113	124,256
Minority interest in net income of subsidiaries	345	653	551	1,040

Net income	$154,126	$77,044	$290,251	$186,786

Common share data:
Weighted average common shares outstanding:
Basic	168,236	165,794	167,898	165,645
Diluted	170,106	169,469	170,028	169,326

Basic income per common share	$0.92	$0.46	$1.73	$1.13

Diluted income per common share	$0.91	$0.45	$1.71	$1.10

Dividends per common share	$0.15	$—	$0.30	$—

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited)

	June 30,	December 31,
(In thousands)	2008	2007
ASSETS
Current Assets:
Cash and cash equivalents	$120,620	$258,750
Accounts receivable:
Customer	193,616	195,545
Unbilled utility revenue	96,466	110,569
Wholesale and other	125,826	57,626
Allowance for uncollectible accounts	(15,384)	(14,252)
Materials and supplies	108,537	103,075
Fuel	117,565	72,506
Deferred income taxes	217,194	286,440
Prepaid taxes	54,682	48,343
Collateral deposits	38,308	59,527
Derivative assets	314,978	29
Restricted funds	85,364	47,501
Regulatory assets	84,872	73,299
Other	39,937	16,001

Total current assets	1,582,581	1,314,959

Property, Plant and Equipment, Net:
Generation	6,055,122	5,992,919
Transmission	1,150,929	1,126,657
Distribution	3,856,454	3,761,438
Other	466,403	452,525
Accumulated depreciation	(4,880,280)	(4,795,925)

Subtotal	6,648,628	6,537,614
Construction work in progress	932,035	658,966

Total property, plant and equipment, net	7,580,663	7,196,580

Investments and Other Assets:
Goodwill	367,287	367,287
Restricted funds — Fort Martin scrubber project	255,570	347,023
Investments in unconsolidated affiliates	27,833	27,875
Other	17,535	15,974

Total investments and other assets	668,225	758,159

Deferred Charges:
Regulatory assets	531,843	601,603
Other	65,794	35,288

Total deferred charges	597,637	636,891

Total Assets	$10,429,106	$9,906,589

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (continued)
(unaudited)

	June 30,	December 31,
(In thousands, except share amounts)	2008	2007
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$10,000	$10,000
Long-term debt due within one year	88,845	95,367
Accounts payable	359,652	380,688
Accrued taxes	45,854	83,580
Derivative liabilities	158,452	14,117
Regulatory liabilities	107,645	4,029
Accrued interest	57,231	65,583
Security deposits	41,341	38,976
Other	103,751	95,163

Total current liabilities	972,771	787,503

Long-term Debt	4,007,329	3,943,947
Deferred Credits and Other Liabilities:
Derivative liabilities	51,267	12,815
Income taxes payable	73,238	68,050
Investment tax credit	67,727	69,353
Deferred income taxes	1,382,481	1,345,953
Obligations under capital leases	43,053	38,765
Regulatory liabilities	529,641	488,393
Adverse power purchase commitment	141,067	149,799
Other	434,138	453,418

Total deferred credits and other liabilities	2,722,612	2,626,546

Minority Interest	5,014	13,241
Common Stockholders’ Equity:
Common stock—$1.25 par value per share, 260 million shares authorized and 168,758,746 and 167,273,069 shares issued at June 30, 2008 and December 31, 2007, respectively	210,948	209,091
Other paid-in capital	1,937,711	1,924,072
Retained earnings	683,925	444,177
Treasury stock at cost—49,493 shares	(1,756)	(1,756)
Accumulated other comprehensive loss	(109,448)	(40,232)

Total common stockholders’ equity	2,721,380	2,535,352

Total Liabilities and Stockholders’ Equity	$10,429,106	$9,906,589

Income Summary

	Three Months Ended
	June 30, 2008
	Delivery	Generation
	and	and
(In millions)	Services	Marketing	Eliminations	Total
Operating revenues	$672.3	$684.5	$(403.3)	$953.5

Fuel	—	245.3	—	245.3
Purchased power and transmission	474.1	24.4	(401.3)	97.2
Deferred energy costs, net	3.3	(2.1)	—	1.2
Operations and maintenance	91.8	100.1	(2.0)	189.9
Depreciation and amortization	40.7	28.1	—	68.8
Taxes other than income taxes	34.3	18.5	—	52.8

Total operating expenses	644.2	414.3	(403.3)	655.2

Operating income	28.1	270.2	—	298.3
Other income (expense), net	3.6	1.9	(0.8)	4.7
Interest expense and preferred dividends of subsidiary	23.9	35.6	(0.8)	58.7

Income before income taxes and minority interest	7.8	236.5	—	244.3
Income tax expense	2.9	86.9	—	89.8
Minority interest	0.4	—	—	0.4

Net income	$4.5	$149.6	$—	$154.1

	Three Months Ended
	June 30, 2007
	Delivery	Generation
	and	and
(In millions)	Services	Marketing	Eliminations	Total
Operating revenues	$678.5	$525.3	$(377.3)	$826.5

Fuel	—	231.4	—	231.4
Purchased power and transmission	454.1	27.4	(375.1)	106.4
Deferred energy costs, net	(1.3)	(6.9)	—	(8.2)
Operations and maintenance	84.6	108.2	(2.2)	190.6
Depreciation and amortization	41.1	29.6	—	70.7
Taxes other than income taxes	30.1	18.7	—	48.8

Total operating expenses	608.6	408.4	(377.3)	639.7

Operating income	69.9	116.9	—	186.8
Other income (expense), net	4.4	4.1	(1.6)	6.9
Interest expense and preferred dividends of subsidiary	18.6	46.2	(1.6)	63.2

Income before income taxes and minority interest	55.7	74.8	—	130.5
Income tax expense	22.3	30.6	—	52.9
Minority interest	—	0.6	—	0.6

Net income	$33.4	$43.6	$—	$77.0

Income Summary (continued)

	Six Months Ended
	June 30, 2008
	Delivery	Generation
	and	and
(In millions)	Services	Marketing	Eliminations	Total
Operating revenues	$1,446.8	$1,252.8	$(871.0)	$1,828.6

Fuel	—	495.1	—	495.1
Purchased power and transmission	1,009.6	51.9	(866.9)	194.6
Deferred energy costs, net	6.4	(15.7)	—	(9.3)
Operations and maintenance	183.7	179.0	(4.1)	358.6
Depreciation and amortization	83.4	55.7	—	139.1
Taxes other than income taxes	70.4	34.9	—	105.3

Total operating expenses	1,353.5	800.9	(871.0)	1,283.4

Operating income	93.3	451.9	—	545.2
Other income (expense), net	7.0	6.1	(2.2)	10.9
Interest expense and preferred dividends of subsidiary	45.8	73.5	(2.2)	117.1

Income before income taxes and minority interest	54.5	384.5	—	439.0
Income tax expense	15.7	132.4	—	148.1
Minority interest	0.6	—	—	0.6

Net income	$38.2	$252.1	$—	$290.3

	Six Months Ended
	June 30, 2007
	Delivery	Generation
	and	and
(In millions)	Services	Marketing	Eliminations	Total
Operating revenues	$1,436.4	$1,049.8	$(812.1)	$1,674.1

Fuel	—	463.6	—	463.6
Purchased power and transmission	954.9	51.6	(806.8)	199.7
Deferred energy costs, net	(2.8)	(6.9)	—	(9.7)
Operations and maintenance	170.9	185.5	(5.3)	351.1
Depreciation and amortization	81.3	61.4	—	142.7
Taxes other than income taxes	65.6	39.1	—	104.7

Total operating expenses	1,269.9	794.3	(812.1)	1,252.1

Operating income	166.5	255.5	—	422.0
Other income (expense), net	7.4	8.2	(2.8)	12.8
Interest expense and preferred dividends of subsidiary	37.2	88.3	(2.8)	122.7

Income before income taxes and minority interest	136.7	175.4	—	312.1
Income tax expense	57.8	66.5	—	124.3
Minority interest	—	1.0	—	1.0

Net income	$78.9	$107.9	$—	$186.8

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSOLIDATED DATA FOR THE THREE MONTHS ENDED JUNE 30, 2008 AND 2007
(in millions, except per share data)
(unaudited)

	INCOME BEFORE
	INCOME TAXES AND		DILUTED INCOME
THREE MONTHS ENDED JUNE 30, 2008	MINORITY INTEREST	NET INCOME	PER SHARE

Calculation of Adjusted Income:

Income — GAAP Basis	$244.3	$154.1	$0.91

Adjustments:
Net unrealized gain associated with economic hedges[1]	(127.3)	(77.6)

Adjusted Income	$117.0	$76.5	$0.45

Calculation of Adjusted EBITDA:
Net Income — GAAP basis		$154.1
Interest expense		58.7
Income tax expense		89.8
Depreciation and amortization		68.8

EBITDA		371.4
Net unrealized gain associated with economic hedges[1]		(127.3)

Adjusted EBITDA		$244.1

	INCOME BEFORE
	INCOME TAXES AND		DILUTED INCOME
THREE MONTHS ENDED JUNE 30, 2007	MINORITY INTEREST	NET INCOME	PER SHARE

Calculation of Adjusted Income:

Income — GAAP Basis	$130.5	$77.0	$0.45

Adjustments:
No adjustments	—	—

Adjusted Income	$130.5	$77.0	$0.45

Calculation of Adjusted EBITDA:
Net Income — GAAP basis		$77.0
Interest expense		63.2
Income tax expense		52.9
Depreciation and amortization		70.7

EBITDA		263.8
No adjustments		—

Adjusted EBITDA		$263.8

See accompanying Note to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
SEGMENT DATA FOR THE THREE MONTHS ENDED JUNE 30, 2008 AND 2007
(in millions)
(unaudited)

	DELIVERY AND SERVICES		GENERATION AND MARKETING
	INCOME BEFORE INCOME		INCOME BEFORE INCOME
	TAXES AND MINORITY	NET	TAXES AND MINORITY	NET
THREE MONTHS ENDED JUNE 30, 2008	INTEREST	INCOME	INTEREST	INCOME

Calculation of Adjusted Income:
Income — GAAP Basis	$7.8	$4.5	$236.5	$149.6

Adjustments:
Net unrealized gain associated with economic hedges[1]	—	—	(127.3)	(77.6)

Adjusted Income	$7.8	$4.5	$109.2	$72.0

	DELIVERY AND SERVICES		GENERATION AND MARKETING
	INCOME BEFORE INCOME		INCOME BEFORE INCOME
	TAXES AND MINORITY	NET	TAXES AND MINORITY	NET
THREE MONTHS ENDED JUNE 30, 2007	INTEREST	INCOME	INTEREST	INCOME

Calculation of Adjusted Income:
Income — GAAP Basis	$55.7	$33.4	$74.8	$43.6

Adjustments:
No adjustments	—	—	—	—

Adjusted Income	$55.7	$33.4	$74.8	$43.6

See accompanying Note to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSOLIDATED DATA FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007
(in millions, except per share data)
(unaudited)

	INCOME BEFORE
	INCOME TAXES AND		DILUTED INCOME
SIX MONTHS ENDED JUNE 30, 2008	MINORITY INTEREST	NET INCOME	PER SHARE

Calculation of Adjusted Income:

Income — GAAP Basis	$439.0	$290.3	$1.71

Adjustments:
Net unrealized gain associated with economic hedges[1]	(127.3)	(77.6)

Adjusted Income	$311.7	$212.7	$1.25

Calculation of Adjusted EBITDA:
Net Income — GAAP basis		$290.3
Interest expense		117.1
Income tax expense		148.1
Depreciation and amortization		139.1

EBITDA		694.6
Net unrealized gain associated with economic hedges[1]		(127.3)

Adjusted EBITDA		$567.3

	INCOME BEFORE
	INCOME TAXES AND		DILUTED INCOME
SIX MONTHS ENDED JUNE 30, 2007	MINORITY INTEREST	NET INCOME	PER SHARE

Calculation of Adjusted Income:

Income — GAAP Basis	$312.1	$186.8	$1.10

Adjustments:
No adjustments	—	—

Adjusted Income	$312.1	$186.8	$1.10

Calculation of Adjusted EBITDA:
Net Income — GAAP basis		$186.8
Interest expense		122.7
Income tax expense		124.3
Depreciation and amortization		142.7

EBITDA		576.5
No adjustments		—

Adjusted EBITDA		$576.5

See accompanying Note to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
SEGMENT DATA FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007
(in millions)
(unaudited)

	DELIVERY AND SERVICES		GENERATION AND MARKETING
			INCOME BEFORE
	INCOME BEFORE		INCOME TAXES
	INCOME TAXES AND		AND MINORITY
SIX MONTHS ENDED JUNE 30, 2008	MINORITY INTEREST	NET INCOME	INTEREST	NET INCOME

Calculation of Adjusted Income:
Income — GAAP Basis	$54.5	$38.2	$384.5	$252.1

Adjustments:
Net unrealized gain associated with economic hedges[1]	—	—	(127.3)	(77.6)

Adjusted Income	$54.5	$38.2	$257.2	$174.5

	DELIVERY AND SERVICES		GENERATION AND MARKETING
INCOME BEFORE
	INCOME BEFORE		INCOME TAXES
	INCOME TAXES AND		AND MINORITY
SIX MONTHS ENDED JUNE 30, 2007	MINORITY INTEREST	NET INCOME	INTEREST	NET INCOME

Calculation of Adjusted Income:
Income — GAAP Basis	$136.7	$78.9	$175.4	$107.9

Adjustments:
No adjustments	—	—	—	—

Adjusted Income	$136.7	$78.9	$175.4	$107.9

See accompanying Note to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in millions)
(unaudited)

	THREE MONTHS	THREE MONTHS
ADJUSTED OPERATING REVENUE	ENDED JUNE 30, 2008	ENDED JUNE 30, 2007

Operating revenue:
GAAP Basis	$953.5	$826.5

Net unrealized gain associated with economic hedges[1]	(127.3)	—

As Adjusted	$826.2	$826.5

	THREE MONTHS	THREE MONTHS
ADJUSTED INCOME TAXES	ENDED JUNE 30, 2008	ENDED JUNE 30, 2007

Income taxes:
GAAP Basis	$89.8	$52.9

Income taxes related to net unrealized gain associated with economic hedges[1]	(49.7)	—

As Adjusted	$40.1	$52.9

See accompanying Note to Reconciliation of Non-GAAP Financial Measures

Note to Reconciliation of Non-GAAP Financial Measures:

(1)	Represents unrealized gains of $196.6 million associated with an increase in the fair value of financial transmission rights, partially offset by $56.2 million of unrealized losses related to the mark-to-market effect of power hedges, and a $13.1 million unrealized loss associated with a recently implemented hedging strategy pertaining to a natural gas transportation contract. These unrealized gains and losses were included in operating revenue on the Consolidated Statements of Operations.

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
OPERATING STATISTICS
(unaudited)
Three Months Ended June 30,

	2008	2007	Change

DELIVERY AND SERVICES:
Retail electricity sales (million KWH)	10,478	10,666	-1.8%
Usage per customer (KWH):
Residential	2,639	2,745	-3.9%
Commercial	14,833	15,232	-2.6%
Industrial	153,182	155,522	-1.5%
GENERATION AND MARKETING:
Total generation (million KWH):
Supercritical coal	8,824	9,311	-5.2%
Other coal	1,145	1,461	-21.6%
Gas	91	388	-76.5%
Hydro and other	543	599	-9.3%
Total	10,603	11,759	-9.8%
Net capacity factor:
Supercritical coal	67%	71%	-4.0%
All coal	61%	66%	-5.0%
Equivalent availability factor:
Supercritical coal	79%	80%	-1.0%
All coal	78%	78%	0.0%
DEGREE DAYS:
Heating	541	593	-8.8%
Cooling	230	280	-17.9%

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
OPERATING STATISTICS (cont.)
(unaudited)
Six Months Ended June 30,

	2008	2007	Change

DELIVERY AND SERVICES:
Retail electricity sales (million KWH)	22,274	22,377	-0.5%
Usage per customer (KWH):
Residential	6,358	6,484	-1.9%
Commercial	29,837	30,338	-1.7%
Industrial	300,150	301,657	-0.5%
GENERATION AND MARKETING:
Total generation (million KWH):
Supercritical coal	19,187	20,060	-4.4%
Other coal	2,768	3,213	-13.8%
Gas	138	479	-71.2%
Hydro and other	1,051	1,099	-4.4%
Total	23,144	24,851	-6.9%
Net capacity factor:
Supercritical coal	72%	76%	-4.0%
All coal	67%	72%	-5.0%
Equivalent availability factor:
Supercritical coal	84%	84%	0.0%
All coal	83%	83%	0.0%
DEGREE DAYS:
Heating	3,255	3,337	-2.5%
Cooling	230	282	-18.4%